UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2004

Digene Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 Clopper Road, Gaithersburg, Maryland		20878
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 944-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On November 3, 2004, Digene Corporation issued a press release announcing financial results for its first quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

In a conference call held on November 3, 2004 to announce its results for the first quarter of fiscal 2005, Digene disclosed the following information regarding its results:

For the three months ended September 30, 2004, its revenue of $26.2 million included:

• revenue of approximately $20.5 million in the United States, a 39% increase over results from the comparable period in fiscal 2004, of which approximately $18.1 million came from sales of Digene’s human papillomavirus (HPV) tests, a 38% increase over results from the comparable period in fiscal 2004;

• revenue of approximately $4 million in Europe, a 23% increase over the comparable quarter in fiscal 2004, with European HPV test sales of approximately $3 million to $3.5 million;

• revenue of almost $2 million in South America and the Asia/Pacific regions combined, with HPV test revenue of approximately $1 million, an increase of 14% over the comparable quarter in fiscal 2004; and

• worldwide revenue from its chlamydia and gonorrhea tests of approximately $1 million, revenue from equipment and other products of over $1.5 million, an increase of approximately $1 million over the comparable quarter in fiscal 2004, which was due primarily to equipment sales of Digene’s Rapid Capture™ Systems in the United States, and revenue from its blood virus products of approximately $700 thousand, a decrease from the comparable period in fiscal 2004 due to Digene’s previously announced decision to discontinue the sales of such products in Europe.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated November 3, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digene Corporation

November 5, 2004	By:	/s/Evan Jones

Name: Evan Jones
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 3, 2004.